                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:
       Preliminary Proxy Statement
       Confidential, For Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
       Definitive Additional Materials
       Soliciting Material Pursuant to Section 240.14a-12

                           COMMERCIAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1)
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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       Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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



                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

                                 PROXY STATEMENT

TIME, DATE, AND PLACE OF MEETING

         The Board of Directors of Commercial Bancshares, Inc. (the "Company"), an Ohio corporation, is furnishing you with these proxy materials in connection with the solicitation of proxies to be voted at the Company's 2004 Annual Meeting of Shareholders (the "Meeting").

         You are invited to attend the Meeting that will be held at 4:30 p.m. on Wednesday, April 14, 2004 at the main office of The Commercial Savings Bank (the "Bank"), which is also the principal executive offices of the Company, located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351.

         This Proxy Statement and form of proxy are being mailed to Shareholders on or about March 19, 2004.

SHAREHOLDERS ENTITLED TO VOTE

         Shareholders of record at the close of business on February 20, 2004 are entitled to receive these proxy materials and to vote their shares at the Meeting. As of that date, there were 1,175,499 shares of the Company's stock outstanding. Each share of common stock is entitled to one vote on each matter brought before the Meeting.

VOTING YOUR SHARES

         Your vote is important. You may vote your shares by attending the Meeting and voting your shares in person or by completing and returning your form of proxy as follows:

-        Mark your voting preference,

-        Sign and date your proxy form, and

- Return the proxy ballot to the main office of the Company prior to the Meeting. A postage paid envelope is enclosed for your convenience.

         If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy from the holder of record to be able to vote at the Meeting.

         If you return your signed proxy but do not indicate your voting preferences, the persons named in the proxy will vote in accordance with the Directors' recommendations.

         You may revoke your proxy at any time before it is exercised by:

-        Delivering a signed revocation to the Company,

-        Submitting a later dated proxy, or

-        Attending the Meeting and voting your shares in person.

         The Board of Directors of the Company is soliciting proxies. Proxies may be solicited on behalf of the Company by its directors, officers, and employees. Proxies may be solicited personally, by fax, by electronic mail (e-mail) or by telephone, in addition to the use of the mails. The Company will bear the costs of soliciting proxies.

         A majority of the issued and outstanding shares of the Company represented in person or by proxy will constitute a quorum for the purpose of considering and acting upon matters to be brought before the Meeting or any adjournment thereof.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following is a table reflecting all Shareholders, to the best knowledge of the Company's Management, owning beneficially five percent (5%) or more of the Company's issued and outstanding Common Stock as of February 20, 2004.

 Name and Address                                           Beneficial Ownership
Of Beneficial Owner                   Title of Class            of Stock                 Percent of Class
---------------------------------------------------------------------------------------------------------
Myers Properties Limited Partnership  Common Stock
30062 Morningside Drive               without par value           67,887 (1)                   5.7%
Perrysburg, Ohio 43551

(1) The general partner of Myers Properties Limited Partnership is Barbara K. Emerson, 30062 Morningside Drive, Perrysburg 43551. Ms. Emerson is the spouse of Edwin G. Emerson, a Class I Director of the Company.

BOARD AND COMMITTEE MEMBERSHIP

         During 2003, the Board of Directors of the Company met twelve times and had several ongoing committees. These committees include an Executive Committee, Executive Compensation Committee, and an Audit Committee. All of our Directors attended at least seventy-five percent (75%) of the meetings of the Board and the Committees on which they served in 2003.

         The following table reflects the membership of the Company's Board and Audit, Executive Compensation, Executive, and Nominating Committees:

                                                                  Executive
    Name                      Board            Audit             Compensation              Executive       Nominating
---------------------------------------------------------------------------------------------------------------------
Mr. Berg                        X                X                    X                        X                X
Ms. Child                       X
Mr. Dillon                      X                                     X                        X                X
Mr. Emerson                     X
Ms. Franks                      X
Ms. Grafmiller                  X
Mr. Mastro                      X                                     X                        X
Mr. Ruse                        X                X
Mr. Sheaffer                    X*               X                    X*                       X*               X*
Mr. Shope                       X                X*
Mr. Smith                       X                                                                               X
2003 Meetings                  12                6                    2                       15                0

* denotes Chairperson of Committee

COMMITTEES OF THE BOARD

Audit Committee

         During 2003, the Audit committee was comprised of four directors. The Board of Directors has determined that each of the members of the Audit committee is considered "independent" under the Securities and Exchange Commission ("SEC") rules for audit committees under the Sarbanes-Oxley Act of 2002 and as defined by the Nasdaq listing standards. The Board has determined that Mr. Shope meets the definition of "audit committee financial expert" as defined by rules adopted by the SEC under the Sarbanes-Oxley Act of 2002 ("Sarbanes Act"). The Company did not operate under a written charter in 2003. A written charter was adopted by the Board of Directors in March, 2004. A copy of this charter is attached as Appendix A.

         The duties and responsibilities of the Audit Committee include:

         - Oversight of the Company's and Bank's internal accounting and operational controls, as well as financial and regulatory reporting.

         - Ratification of the selection, or termination, of the independent public accounting firm to serve as the external auditor for the Company and the Bank.

         - Reviewing the financial statements and audit findings and taking any action considered appropriate by the Committee and the Board of Directors.

         - Performing oversight functions as requested by the full Board of Directors.

         - Reporting activities performed by the Committee to the full Board of Directors.

Executive Committee

         The Executive Committee performs such duties as are delegated to it by the Board of Directors. During 2003, as part of its duties, this Committee met to consider and recommend to the Board of Directors nominees to serve as directors. These responsibilities have now been assigned to the Corporate Governance / Nominating Committee formed in March, 2004.

Corporate Governance / Nominating Committee

         The Board of Directors did not have a standing nominating committee in 2003. The Board approved the formation of the Corporate Governance / Nominating Committee in March, 2004. This Committee will operate under a charter and will be comprised of four directors. The Board has determined that each of the members of this Committee may be considered as "independent" as defined by Nasdaq listing standards. A copy of the charter for the Corporate Governance / Nominating Committee is available on the Company's website at www.csbanking.com.

         This Committee assists the full Board of Directors in fulfilling its responsibilities to ensure that the Company is governed in a manner consistent with the interest of its shareholders. This Committee is, among other things, responsible for advising the Board with respect to (i) Board organizations and function, (ii) committee structure, membership, and operations, (iii) succession planning for executive officers of the Company, (iv) evaluating and making recommendations for the selection of nominees to serve as directors, and (v) other matters relating to corporate governance and the rights and interest of the Company's shareholders.

         During 2003, the entire Board of Directors, upon recommendation from the Board's Executive Committee participated in the selection of nominees to serve as director.

Executive Compensation

         This Committee consists entirely of outside directors, currently four in number, and is responsible for the establishment of annual and long-term goals for the executive management team of the Company and Bank. The Committee's principal objectives in determining compensation are to attract, reward and retain key executive officers, to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives to achieve the overall goal of enhancing shareholder value.

         This Committee is responsible for reviewing executive management's past performance in order to formulate salary recommendations for the upcoming year. We also make recommendations relating to the award of stock options.

         This Committee did not operate under a charter in 2003. The Board of Directors approved a Compensation Committee charter in March, 2004. A copy of this charter for the Executive Compensation Committee is available on the Company's website at www.csbanking.com.

Other Committees

         In addition to the above-named committees, the Board of Directors of the Bank also has the following committees: Loan, Asset and Liability, Technology, Building, and Shareholder Value.

COMPENSATION OF DIRECTORS

         In 2003, non-officer directors of the Company received $10,000 for service on the Board and Board Committees, with the exception that members of the Board serving on the Bank's Loan Committee (which met with the most regularity), received $13,500. Also, Mr. Sheaffer, the Board's Chairman, received $13,500 for service on the Board and Board Committees. Directors who are also officers of the Company received $5,600 for service on the Board and its Committees. Directors of the Company are permitted to defer all or part of these fees under the Bank's Deferred Compensation Plan that is more fully described on page fourteen (14) of this Proxy Statement.

RELATED TRANSACTIONS

         The Bank has had and expects to continue banking relationships in the ordinary course of business with directors, officers, and principal shareholders of the Company and Bank. These relationships are carried out on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other loan customers and do not involve more than the normal risk of collectability or present other unfavorable features.

         From time to time in 2003, management of the Bank and Company consulted with Shumaker, Loop & Kendrick, LLP, a law firm located in Toledo, Ohio, for certain legal matters. Director Edwin G. Emerson is a partner with that law firm and Gregory J. Shope, son of Class III Director Michael A. Shope, is an associate with that law firm.

         The Bank also engaged the services of Certified Appraisal Service, an appraisal firm in which Director Deborah J. Grafmiller is a co-owner. The Bank and certain other mortgage companies initiating loans for the Bank used this firm for obtaining appraisals of real estate relating to secured loans made to borrowers in the ordinary course of the Bank's business.

         The Bank also utilized the services of CentraComm Communications, Ltd. in providing computer network connectivity and security services. Director Lynn
R. Child is the Chief Executive Officer of that company.

ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of four directors each. The terms of each class expire at successive annual meetings. The term of Class I Directors of the Company expires this year.

         You may vote for up to four nominees to serve as Class I Directors with terms expiring at the 2007 Annual Meeting of Shareholders. The Board proposes the following nominees for election:

-        Edwin G. Emerson

-        Deborah J. Grafmiller

-        Michael A. Mastro

-        Douglas C. Smith

         If you return the enclosed proxy form properly executed without an indication that your vote should be withheld for any or all of the nominees, the persons named on the enclosed proxy form will vote your proxy for the election of the above-mentioned nominees for Class I Directors.

         We expect that each nominee for election as a Class I Director will be able to serve if elected. However, if any nominee is unable to serve, proxies will be voted for the remaining nominees and may be voted for substitute nominees that the Board may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS CLASS I DIRECTORS OF THE COMPANY. THE FOUR NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES AT THE MEETING WILL BE ELECTED AS CLASS I DIRECTORS.

INFORMATION RELATING TO NOMINEES AND OTHER DIRECTORS

         The following tables set forth certain information relating to the nominees and other members of the Board of Directors whose terms of office continue after the Meeting. This information includes the age, principal occupation, and beneficial ownership of the Company's voting securities.

                                CLASS I DIRECTORS
                      (NOMINEES FOR TERMS EXPIRING IN 2007)

        Name of                    Principal Occupation        Director     Beneficial Ownership     Percent
       Director            Age    During Last Five Years       Since (1)     Of Common Stock (2)    of Class
------------------------------------------------------------------------------------------------------------
Edwin G. Emerson           65     Attorney, Partner with          1985           3,662 (3)
                                  Shumaker, Loop & Kendrick,                                            .3%
                                  LLP
                                  Toledo, Ohio
------------------------------------------------------------------------------------------------------------
Deborah J. Grafmiller      52     Appraiser, Co-owner of          1997           1,759 (4)              .1%
                                  Certified Appraisal
                                    Service,
                                  Upper Sandusky, Ohio
------------------------------------------------------------------------------------------------------------
Michael A. Mastro          46     President of TLM                1995           1,948 (5)              .2%
                                  Management, Inc.
                                  (restaurant management
                                  company), Marion, Ohio
------------------------------------------------------------------------------------------------------------
Douglas C. Smith           61     Retired Executive of Baja       1985           8,212 (6)              .7%
                                  Marine Corporation (boat
                                  manufacturing firm)
                                  Bucyrus, Ohio
------------------------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 20, 2004. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Bank's nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3) Includes 1,022 shares for which Mr. Emerson has shared voting and investment power and 1,057 shares held under the Bank's nonqualified deferred compensation plan. Mr. Emerson's spouse, Barbara K. Emerson, is the general partner of Myers Properties Limited Partnership (the "Partnership") that owns 67,887 shares of Common Stock of the Company. Mr. Emerson disclaims beneficial ownership of the Partnership shares.

(4) Includes 102 shares for which Ms. Grafmiller has shared voting and investment power and 692 shares held under the Bank's nonqualified deferred compensation plan.

(5) Includes 445 shares for which Mr. Mastro has shared voting and investment power and 1,260 shares held under the Bank's nonqualified deferred compensation plan.

(6) Includes 4,550 shares for which Mr. Smith has shared voting and investment power and 824 shares held under the Bank's nonqualified deferred compensation plan.

                               CLASS II DIRECTORS
                            (TERMS EXPIRING IN 2005)

                                                                               Beneficial
   Name of                         Principal Occupation        Director        Ownership of          Percent
   Director                Age    During Last Five Years       Since (1)      Common Stock (2)       of Class
-------------------------------------------------------------------------------------------------------------
Daniel E. Berg             49     Ohio Unit Business Leader,       1990           3,865 (3)              .3%
                                  Tower Automotive,
                                  (manufacturer of
                                  automotive products)
                                  Upper Sandusky/Bluffton,
                                  Ohio
-------------------------------------------------------------------------------------------------------------
Lynn R. Child              50     Chief Executive Officer,         2002             313 (4)              .1%
                                  CentraComm Communications,
                                  Ltd.., (provider of
                                  connectivity, web hosting,
                                  and other internet related
                                  services), Findlay, Ohio
-------------------------------------------------------------------------------------------------------------
Mark Dillon                50     President, Fairborn              1990           6,739 (5)              .6%
                                  U.S.A., (manufacturer of
                                  loading dock enclosures),
                                  Upper Sandusky, Ohio
-------------------------------------------------------------------------------------------------------------
William E. Ruse            69     Attorney (of counsel),           1998           3,435 (6)              .3%
                                  Drake, Kuenzli, Phillips &
                                  Clark, Findlay, Ohio;
                                  Interim President& CEO,
                                  Galion Community Hospital,
                                  Galion, Ohio; Acting
                                  General Manager., Medi
                                  Care Orthopedics, Findlay,
                                  Ohio; Former President,
                                  Blanchard Valley Health
                                  Association, Findlay, Ohio

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 20, 2004. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Bank's nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3) Includes 6 shares for which Mr. Berg has shared voting and investment power and 2,115 shares held under the Bank's nonqualified deferred compensation plan.

(4) Includes 213 shares held under the Bank's nonqualified deferred compensation plan.

(5) Includes 2,746 shares held under the Bank's nonqualified deferred compensation plan.

(6) Includes 1,320 shares for which Mr. Ruse has shared voting and investment power and 2,115 shares held under the Bank's nonqualified deferred compensation plan.

                               CLASS III DIRECTORS
                            (TERMS EXPIRING IN 2006)

        Name                       Principal Occupation        Director     Beneficial Ownership     Percent
     Of Director           Age    During Past Five Years       Since (1)    Of Common Stock (2)      of Class
-------------------------------------------------------------------------------------------------------------
Hazel D. Franks            83     Retired trucking firm            1985             3,600               .3%
                                  owner, Upper Sandusky, Ohio
-------------------------------------------------------------------------------------------------------------
John W. Bremyer            41     Doctor of Podiatric              2004 (3)        13,417 (4)          1.1%
                                    Medicine,
                                  Tiffin, Ohio
-------------------------------------------------------------------------------------------------------------
Richard A. Sheaffer        61     President, R.A. Sheaffer,
                                  Inc. (family farming             1976             6,233 (5)           .5%
                                  corporation), Morral, Ohio
-------------------------------------------------------------------------------------------------------------
Michael A. Shope           59     Retired, Former CFO,             2002                52 (6)           .1%
                                  Walbro Corporation
                                  (designer and
                                  manufacturer of
                                  automobile parts),
                                  Norwalk, Ohio
-------------------------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 20, 2004. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Bank's nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3) Due to the resignation of Raymond E. Graves on December 12, 2003, a vacancy was created in the Class III Director classification. Pursuant to the Company's Code of Regulations, this vacancy was filled by the Board of Directors acting by a majority of the Directors then in office. Mr. Bremyer was chosen to fill Mr. Graves' unexpired term and joined the Board in March, 2004.

(4) Includes 137 shares for which Dr. Bremyer has shared voting and investment power, and 2,475 shares held under the John Henry Bremyer Trust agreement. Dr. Bremyer has no voting or investment power over shares held under this trust and disclaims any beneficial ownership of these shares.

(5) Includes 3,959 shares for which Mr. Sheaffer has shared voting and investment power and 1,428 shares held under the Bank's nonqualified deferred compensation plan.

(6) Includes 52 shares held under the Bank's nonqualified deferred compensation plan.

                   SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

                            Name of                                        Beneficial Ownership       Percent
                     Director / Management                                 Of Common Stock (1)       of Class
-------------------------------------------------------------------------------------------------------------
Philip W. Kinley, President and CEO                                             12,381 (4)              1.0%
-------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a Group (17 persons) (2)                82,242 (3)              6.8%
-------------------------------------------------------------------------------------------------------------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 20, 2004. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan.

(2) Includes all executive officers of the Company and all executive officers of the Bank.

(3) Includes 25,768 shares covered by stock options now exercisable or exercisable within the next 60 days. Also includes 12,502 shares held under the Bank's nonqualified deferred compensation plan.

(4) Includes 12,375 shares covered by exercisable options for which Mr. Kinley has shared investment power, but not shared voting power.

                               EXECUTIVE OFFICERS

The following information is furnished concerning Executive Officers of the Company and the Bank:

Name                       Age                           Position and Business Background
----                       ---                           --------------------------------
Philip W. Kinley            44          Mr. Kinley serves as President and CEO of the Company and Bank, having been appointed in February, 2004. He served as interim President and
                                        CEO from October, 2003. Prior to that he served as Senior Executive
                                        Vice-President, having served in that capacity since February 1, 2001.
                                        He also has previously served as Vice-President of the Company and
                                        Vice-President and Chief Operations Officer of the Bank. He originally joined the Bank in 1984.

Bruce J. Beck              52           Mr. Beck, an attorney licensed to practice in the States of Ohio and
                                        Arizona, currently serves as Senior Vice- President, Risk Management, having served in that capacity since July, 2002. He is also the
                                        Secretary of the Company and originally joined the Company in 1995 as
                                        Vice-President in charge of the Bank's loan department.

Susan E. Brown             57           Ms. Brown serves as Senior Vice President, Retail Banking, having served in that capacity since July, 2002. Prior to assuming her current position, she served as Regional President of the Northern
                                        Region of the Bank, having been appointed to that position February 1,
                                        2001. She joined the Bank during 1998 as Vice-President of Retail
                                        Banking Services. Her prior banking experience covers 32 years, including serving as District Retail Manager for Bank

John C. Haller              53          Mr. Haller joined the Bank in June, 2001 as Vice-President and Chief
                                        Financial Officer. His prior banking experience covers 25 years, including serving most recently as Chief Financial Officer for
                                        Commerce Exchange Bank.

Shawn P. Keller             32          Mr. Keller re-joined the Bank in September, 2001 and serves as Senior
                                        Vice-President and Chief Lending Officer. He served as Regional
                                        President of the Southern Region of the Bank until assuming his current position in July, 2002. From 1995 through 1997, he served as a banking center manager and business development officer for the Bank.
                                        Prior to rejoining the Bank in September, 2001, he served as Vice
                                        President, Business Banking for Bank One.

Tracy L. Morgan             38          Mr. Morgan serves as President of Advantage Finance, Inc., a subsidiary of the Bank. He has served in that capacity since April,
                                        2000. From February, 1998 until assuming his current position, he served as Managing Officer for Advantage Finance, Inc.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee evidenced its completion of and compliance with its duties and responsibilities set forth above through a formal written report dated and executed as of February 10, 2004. The report will be submitted to the Board of Directors of the Company at the March 20, 2004 Board of Directors meeting. A copy of that report is set forth below.

February 10, 2004

The Board of Directors
Commercial Bancshares, Inc.

Fellow Directors:

The Audit Committee conducted oversight activities for Commercial Bancshares, Inc. and its subsidiaries relating to the Company's systems of internal controls for the fiscal year ended December 31, 2003.

In performance of its duties, the Audit Committee's activities included, but were not limited to the following:

- Review and discussion of the audited financial statements with Management.

- Discussion with the external auditors of the Company and Bank of the matters requiring discussion by Statement on Auditing Standards (SAS) No. 61.

- Received and reviewed written disclosures and a letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

The Committee has also considered the impact of the payment of fees to its auditors on their independence. The Committee approved the Company's engagement of Plante & Moran PLLC to audit the Company's 2003 financial statements, because Crowe Chizek and Company LLC ("Crowe Chizek"), the Company's prior auditors, has been and will continue to be engaged to provide internal auditing and other non-audit services to the Company. The fees paid to Plante Moran and Crowe Chizek include the following

AUDIT FEES

The aggregate fees billed by Plante Moran for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q were $23,000. The aggregate fees by Crowe Chizek for audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and reviews of the financial statements included in 2002 quarterly reports on Form 10-Q were $45,750.

AUDIT-RELATED FEES

The aggregate fees billed by Crowe Chizek for pre-approved audit-related services for the fiscal year ended December 31, 2002 were $16,740. These fees relate to audits of the Bank's benefit plans and an audit of the eligible mortgage loan collateral pledged to the Federal Home Loan Bank of Cincinnati. No fees for such services were billed by Plante Moran for the fiscal years ended December 31, 2002 and December 31, 2003.

TAX FEES

The aggregate fees for pre-approved tax compliance services by Crowe Chizek for the fiscal year ended December 31, 2002 were $5,963. These services included federal, state and local tax planning and advice. No fees were billed by Plante Moran for such tax services in the fiscal years ended December 31, 2002 and December 31, 2003.

ALL OTHER FEES

The aggregate fees for services by Crowe Chizek not included above for fiscal year ended December 31, 2002 were $55,977. These services to the Company and Bank included extended audit services, NACHA services, and consulting regarding shareholder value. No fees were billed by Plante Moran for such services in the fiscal years ended December 31, 2002 and December 31, 2003.

The audit fee figure for the fiscal year ended December 31, 2003 represents fees paid to Plante Moran for services it performed in reporting on the Company's 2003 financial statements. All other fees were paid to Crowe Chizek for services it performed in reporting on the Company's 2002 financial statements and performing tax and other audit-related services for the Company for fiscal years ended December 31, 2002 and December 31, 2003.

The Committee feels that these fees have not affected the independence of its auditors. Based upon this and the other representations made within this Report, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Respectfully submitted,

Commercial Bancshares, Inc. Audit Committee

Chairman Michael A. Shope, Daniel E. Berg, William E. Ruse, and Richard A. Sheaffer.

                             EXECUTIVE COMPENSATION

         The Company is providing the following information related to the compensation and benefit programs it provides to executive officers of the Bank and Company. The information contained in the Summary Compensation and Stock Option tables that follow is disclosed for the Chief Executive Officer of the Company and for those other executive officers of the Company whose compensation for 2003 exceeded $100,000. While Mr. Graves resigned from his employment as President and CEO of the Company as of October 9, 2003, he has been included in the executive compensation information since his total compensation for 2003 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                                                                Awards
                                                                                ------
                                                                             Securities
                                          Annual Compensation                Underlying                All Other
Name and Principal                        -------------------                  Options               Compensation
    Position                    Year      Salary ($)(1)        Bonus ($)         (#)                    ($)(2)
Philip W. Kinley,               2003       88,331.68            6,400.00          600                   2,876.76
President and CEO               2002       80,048.43            1,267.20            0                   2,091.02
                                2001       71,660.78            5,740.00            0                   1,995.21

Raymond E. Graves,              2003      189,347.10           12,600.00        1,275                   6,291.43
Former President and            2002      175,488.64            2,534.40            0                   6,266.46
CEO,                            2001      166,764.18            9,814.00            0                   8,270.81

(1) The salary figure of Mr. Graves includes fees received by him for service as a Director of the Company in 2003 ($5,600), 2002 ($5,600), and 2001
     ($5,600) and certain payments received by him as salary continuation under the terms of his separation agreement with the Company, as described below. The salary figures of Mr. Kinley and Mr. Graves include salary deferred under the Bank's Section 401(k) Plan and The Commercial Savings Bank Deferred Compensation Plan.

(2) For each executive officer listed, amounts include matching contributions made under the Bank's Section 401(k) Plan, term life insurance and long-term disability premiums paid for their benefit, and the reportable economic value to each under the Bank's supplementary executive retirement plan described below. For Mr. Graves, the amount includes the amount allocated to him for personal mileage driven in a Company-owned vehicle. For Mr. Kinley, the amount includes fees paid to him for attendance at Board of Director meetings.

                              EMPLOYMENT CONTRACTS

The Company currently has no employment agreements with its executive officers. The Company had previously entered into an employment contract with Mr. Graves. This Agreement was for a one-year term and was automatically renewable for successive one year periods following the conclusion of a term, unless 60 days written notice was given by either the Company, Bank, or Mr. Graves. The terms of the contract provided for salary continuation and a continuation of certain employee benefits for a period of twelve months from the date such decision to terminate or not renew was made. Any benefits received during the twelve-month period would be reduced by any similar benefits received from third parties such as a subsequent employer. The Board elected not to renew the contract with Mr. Graves, and Mr. Graves resigned from his employment as an officer of the Company. Pursuant to the terms of a Separation Agreement dated December 12, 2003, Mr. Graves resigned his position as a director of the Company and Bank effective as of December 12, 2003.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         This Plan was adopted in 1995 to provide certain executive officers with annual retirement benefits that will supplement those benefits available under the Bank's qualified retirement plan. The goal of the Plan is to provide participants with benefits initially equaling seventy percent (70%) of the participating executive's final annual pay. The following Pension Plan Table shows the estimated annual benefits payable to participating executive officer as a single life annuity upon retirement.

                  PENSION PLAN TABLE

FINAL ANNUAL PAY       ESTIMATED ANNUAL GROSS BENEFIT
-----------------------------------------------------
     100,000                       70,000
-----------------------------------------------------
     125,000                       87,500
-----------------------------------------------------
     150,000                      105,000
-----------------------------------------------------
     175,000                      122,500
-----------------------------------------------------
     200,000                      140,000
-----------------------------------------------------

         All of a participating executive's salary and bonus is taken into account in calculating final annual pay and benefits under the Plan. Other retirement income of the participant, such as social security and other retirement benefits provided by the Company and Bank, will be applied as offsets, reducing the target benefits derived by calculating the goal percentage. Income related to stock option exercises by a participating executive in the Company's 1997 Stock Option Plan will not be taken into account in calculating benefits under the Plan. Annual benefits are indexed to the financial performance of an insurance policy and are designed to increase each year.

         The following officers currently participate in the Company's Supplementary Executive Retirement Plan:

Name of Executive               Position            Years of Service (1)
-----------------               --------            --------------------
Philip W. Kinley          President and CEO                  19

Raymond E. Graves         Former President and CEO           17

(1) The figures stated include years of service with the Bank alone until April 13, 1995, and with the Bank and Company since that date.

         Benefits earned under the Plan do not become vested until the 6th year of employment with the Bank. The executive's vesting increases 20 percent annually thereafter, reaching 100 percent vesting after 10 full years of continuous employment. The Bank has purchased life insurance policies on each participating executive that are actuarially designed to offset the annual expenses associated with the Plan. The Bank will, given reasonable actuarial assumptions, completely recover all Plan costs. The participants in the Plan are 100 percent vested. Mr. Graves has retained the right to receive benefits under the Plan upon his reaching normal retirement age.

         The death benefit for each executive is an endorsement of 80% of the net-at-risk life insurance portion of each of the life insurance policies purchased to recover the costs associated with this Plan. For the year 2003, expenses of $26,402.88 were accrued by the Bank to account for this obligation.

                           DEFERRED COMPENSATION PLAN

         The Bank adopted the Commercial Savings Bank Deferred Compensation Plan, a nonqualified deferred compensation plan, effective as of January 1, 1999. All executive officers and directors of the Bank are eligible to participate. The purpose of the Plan is to permit participating directors and executive officers to voluntarily defer receipt of designated percentages or amounts of their compensation and/or director's fees, and therefore defer taxation of deferred amounts. The deferred compensation is deposited in an irrevocable grantor trust and invested in common stock of the Company. The trustee purchases shares of the Company's common stock on a quarterly basis. The price to be paid per share is the average of the high and low prices of the Company's stock for the month prior to the date of purchase as quoted on the Over-the-Counter Bulletin Board. The trustee attempts to purchase the common stock on the open market at the determined price. Should the trustee be unable to purchase sufficient shares in the open market, authorized but unissued common stock of the Company may be purchased by the trust. Each participating director or executive officer is entitled to receive the value of the shares accumulated by the trustee on their behalf at retirement, death, disability or upon a change in corporate control. In addition, a participating director or executive officer will also be entitled to receive the vested portion of their benefit upon other termination of their service with the Company or in the event of an unforeseen emergency. The benefits are generally paid out in cash, in a single lump sum payment, although a retiring director or executive officer may elect to receive a series of installment payments or an annuity

                                STOCK OPTION PLAN

         The Shareholders of the Company approved the 1997 Commercial Bancshares, Inc. Stock Option Plan (the "Plan") at the 1997 Annual Meeting of Shareholders. The Plan permits eligible executive officers of the Bank and Company an opportunity to acquire or increase their share ownership in the Company by granting them options to purchase common stock of the Company. The Board granted stock options to each of the eligible executive officers in 2003.

         The following table sets forth certain information concerning individual grants of stock options under the Company's Stock Option Plan during the year ended December 31, 2003.

                     OPTION / SAR GRANTS IN LAST FISCAL YEAR

                                                                                        Potential Realizable
                                                                                   Value At Assumed Annual Rates Of
                  Individual Grants                                                Stock Price Appreciation For Option Term
---------------------------------------------------------------------------------------------------------------------------
                          Number Of       Percent Of
                          Securities     Total Options/
                          Underlying      SARs Granted       Exercise
                          Option/SARs     To Employees     Or Base Price    Expiration
    Name                  Granted (#)    In Fiscal Year       ($/Sh)           Date       0% ($) (1)    5% ($)(1)    10% ($)(1)
-------------------------------------------------------------------------------------------------------------------------------
Philip W. Kinley,
President and CEO                 600             13.74         $22.75     01/01/2013       $  600.00   $ 9,570.00   $23,316.00
-------------------------------------------------------------------------------------------------------------------------------
Raymond E. Graves,              1,275             29.20         $22.75     01/01/2013       $1,275.00   $20,336.25   $49,546.50
Former President and
CEO
-------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Commercial Bancshares, Inc. 1997 Stock Option Plan, Mr. Graves' unexercised incentive stock options expired three months after October 9, 2003, the date of his resignation.

         The following table sets forth certain information relating to the number and value of exercised and unexercised options.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

                                                                       Number of
                                                                       Securities                 Value Of
                                                                       Underlying                Unexercised
                                         Shares                        Unexercised              In-The-Money
                                        Acquired                         Options                   Options
                                           On          Value     At Fiscal Year-End (#)    At Fiscal Year-End ($)
                                        Exercise     Realized         Exercisable/              Exercisable/
               Name                        (#)          ($)       Unexercisable (1)(2)      Unexercisable (1)(2)
-----------------------------------------------------------------------------------------------------------------
Philip W. Kinley, President and
CEO                                           0          $0.00       12,375 / 2,836        $34,402.50 / $5,901.20
-----------------------------------------------------------------------------------------------------------------
Raymond E. Graves, Former President       4,059     $30,158.37       23,991 / 5,636         $62,216.88/$11,876.20
and CEO
-----------------------------------------------------------------------------------------------------------------

(1) Calculated based on the market value of the Company's common stock at the end of 2003, multiplied by the number of shares covered by in-the-money options, less the total exercise price for such options. Market value was determined using a weighted average of publicly available reported trades of the Company's common stock during December, 2003.

(2) Under the terms of the Commercial Bancshares, Inc. 1997 Stock Option Plan, Mr. Graves' unexercised Incentive Stock Options expired three months after October 9, 2003, the date of his resignation. Mr. Graves exercised a portion of his exercisable options in January, 2004.

         REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF
                       DIRECTORS ON EXECUTIVE COMPENSATION

         The Company is a holding company that owns the Bank. The membership of the Board of Directors of the Company is the same as that of the Bank. The Company has no direct employees. All disclosures contained in this Proxy Statement relating to executive compensation reflect compensation paid by the Bank.

         The Company's compensation programs are designed to achieve the following goals:

- Provide compensation opportunities that are comparable to those offered by peer group companies in order to attract and retain those executive who are critical to the Company's long-term success; and

- Provide that a significant portion of executive compensation should be payable in an annual bonus that shall be based principally upon the financial performance of the Company.

         The Company utilized a bank compensation survey of peer companies prepared by Crowe Chizek and Company, LLP in determining salaries of the Company's employees, including the salaries of Executive Officers. Mr. Graves' 2003 base salary, shown in the "Salary" column of the Compensation Table above, was increased by 7.9% from his 2002 base salary. The salary of Mr. Graves, as adjusted, was consistent with peer group companies in the industry. Bonuses are based on the financial performance of the Company. The receipt and amount of bonuses received in a given year are tied directly to the profitability of the Company in the prior year. If the Company's Return on Average Assets (ROAA) reaches a level specified in advance by the Committee, the awarding of bonuses is then considered. The bonuses paid in 2003 increased as the net income of the Company for 2002 was higher than the Company's net income in 2001. Stock options are granted to particular executive officers and key employees at the discretion of the Board based upon recommendations made by this Committee. Based on the increase in net income from 2001 to 2002, the Board determined to award stock options in 2003.

         Mr. Kinley's base salary has not yet been adjusted to reflect his promotion. The Compensation Committee is considering increasing this salary to reflect his increased responsibilities. The Committee plans to consider information from Crowe Chizek on the base salaries of comparable officers at comparably sized peer group banks before making such an adjustment.

THIS REPORT ON COMPENSATION IS SUBMITTED BY THE EXECUTIVE COMPENSATION COMMITTEE
MEMBERS:

        Chairman, Richard A. Sheaffer, Daniel E. Berg, Mark Dillon, and
                               Michael A. Mastro

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company. In addition, no executive officer of the Company or the Bank serves or has served as a member of the compensation committee or Board of Directors of any other company (other than the Bank) which employs any member of the Company's Board of Directors.

                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change and the cumulative total shareholder return on the Company's stock during the five year period ended December 31, 2003 with the cumulative total return on the Monroe 3000 and the Standard & Poor's (S&P) 500 Stock Indices, and on two industry indices for banks of comparable size. The industry indices include the SNL $100M-$500M Over-The-Counter Bulletin Board (OTC-BB) and Pink Bank index, and the SNL<$500M Bank index. The comparison assumes $100 was invested on January 1, 1999 in the Company's shares and in each of the indicated indices and assumes reinvestment of dividends.

          The Company believes that the issuers that comprise the Russell 3000 Index have asset sizes and market capitalizations that are more comparable to the Company's than those issuers in the S&P 500 Index. Accordingly, the Company has determined to use the Russell 3000 Index, rather than the S&P 500 Index for fiscal year 2004 and future years.


                               (performance graph)


                                                                       PERIOD ENDING
-----------------------------------------------------------------------------------------------------------------
                INDEX                      12/31/98    12/31/99   12/31/00      12/31/01    12/31/02     12/31/03
-----------------------------------------------------------------------------------------------------------------
Commercial Bancshares, Incorporated        100.00       87.88      75.58         77.63       89.73        104.67
S&P 500*                                   100.00      121.11     110.34         97.32       75.75         97.51
Russell 3000                               100.00      120.90     111.88         99.06       77.72        101.86
SNL $100M-$500M OTC-BB and Pink Banks      100.00       91.07      76.98         88.68      106.37        144.49
SNL <$500M Bank Index                      100.00       92.57      89.30        123.53      158.20        230.92

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com

SNL Financial LC                                                  (434) 977-1600
(C) 2004

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes of ownership of Common Stock of the Company with the Securities and Exchange Commission. Officers and directors are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Officers Susan E. Brown, Philip W. Kinley, Shawn P. Keller, and John C. Haller each made two late Section 16(a) filings. Each reported the sale of shares held under the Commercial Savings Bank's Section 401 (k) plan account. The sale was a non-discretionary transaction for each under Securities and Exchange Commission (SEC) Rule 16-3(c) and was made in order to implement new instructions from the Company and the new plan trustee that the Company's common stock would no longer be permitted as a 401(k) plan investment. Each also reported the granting of stock options in June, 2003. Officer Bruce Beck made two late Section 16(a) filings reporting two open-market sales from December, 2001 and the granting of stock options in June, 2003. Officer Tracy L. Morgan made one late Form 3 filing, and one late Form 4 filing to report the granting of stock options in June, 2003.


                      DELIVERY OF SECURITY HOLDER DOCUMENTS

         In order to reduce the Company's costs and for your convenience, the Company is mailing one copy of the Company's Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting to addresses that are shared by two or more holders of the Company's common stock, unless contrary instructions were received by the Company prior to the mailing of proxy materials. Each account holder at an address is being sent a proxy ballot and return envelope for voting purposes.

         Upon your written or oral request, we will mail you a copy of the Company's 2003 Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting. You may write to us at Commercial Bancshares, Inc., 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, Attention: Shareholder Relations, or contact us by telephone at (419) 294-5781.

         If there are two or more holders of the Company's common stock at your address and you have received multiple copies of the Company's 2003 Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting, you may contact us by mail or by telephone as provided above to request that only one copy of the Company's Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting be sent to your address in the future.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has engaged the firm of Plante & Moran PLLC ("Plante & Moran"), Independent Certified Public Accountants, Auburn Hills, Michigan commencing with fiscal year 2003 to report upon the consolidated financial statements included in the Annual Report submitted herewith. The engagement of Plante & Moran was approved by the Company's Audit Committee prior to the engagement. A representative of Plante & Moran will be in attendance at the Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions from those in attendance. The Company has again engaged Plante & Moran to report upon its 2004 financial statements.

         Crowe Chizek and Company, LLC, ("Crowe Chizek") Columbus, Ohio reported upon the Company's 2002 financial statements and also was engaged to provide internal auditing services to the Company. As a result of stricter requirements imposed by the Sarbanes-Oxley Act of 2002, the Company decided to retain the services of another auditing firm to audit and report on the Company's financial statements, because Crowe Chizek has been and will continue to be engaged to provide internal auditing and other non-audit services to the Company. The Company engaged Plante & Moran to report on its 2003 financial statements. This change was approved by the Company's Audit Committee.

         During the fiscal years 2001 and 2002, and during the subsequent period through March 31, 2003, there were no disagreements between the Company and Crowe Chizek that, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their report. During this same period, the Company did not consult with Plante & Moran with respect to the application of accounting principles to a specified transaction or regarding any other matters or events.

         The services performed by Plante & Moran and Crowe Chizek in 2003 were pre-approved in accordance with pre-approval policies and procedures established by Company's Audit Committee. These policies describe the permitted audit and non-audit services that these firms may perform. They require that at the beginning of each fiscal year a description of the services expected to be performed in the following fiscal year be presented to the Audit Committee for approval.

                                VOTING PROCEDURES

         All votes will be tabulated by the inspectors of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power for the other proposal and has not received instructions from the beneficial owner. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority. Abstentions will be counted as present or represented for purposes of determining the presence of a quorum for the meeting and will be included in the vote totals. Accordingly, abstentions will have the same impact as negative votes.

                                 OTHER BUSINESS

         Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for Shareholder action at the Meeting, the persons named in the enclosed form of proxy shall vote the shares represented thereby in accordance with their best judgment.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR 2003 WILL BE PROVIDED TO YOU, WITHOUT CHARGE, UPON WRITTEN REQUEST. TO OBTAIN A COPY PLEASE WRITE TO STEPHANIE OGG, SHAREHOLDER RELATIONS, COMMERCIAL BANCSHARES, INC., 118 SOUTH SANDUSKY AVENUE, UPPER SANDUSKY, OHIO 43351.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Company and Board of Directors welcome communication from shareholders and other interested persons. Communications may be made by writing to the Chairman of the Board, c/o Bruce J. Beck, Corporate Secretary, Commercial Bancshares, Inc., 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351. A copy of the written communications will also be forwarded to the Company's CEO. If the Chairman and CEO determine that such communications are relevant to the Company's operations and policies, such communications will be forwarded to the proper committee of the Board of Directors, or to the entire Board of Directors.

                SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         The Board of Directors requests that any Shareholder proposals intended for presentation at the 2005 Annual Meeting be submitted in writing to Bruce J. Beck, Corporate Secretary, at the Company's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than November 19, 2004 for consideration for inclusion in the Company's proxy materials for such meeting. For proposals that a Shareholder wishes to present at the 2005 Annual Meeting, but does not seek to include in the proxy statement, the Board of Directors requests that the proposal be submitted in writing to Bruce J. Beck, Corporate Secretary, at the Company's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than February 2, 2005.

         Nominations for the election of directors may be made by any shareholder entitled to vote for the election of directors. In order to recommend that the Corporate Governance / Nominating Committee consider a person for inclusion as a director nominee in the Company's proxy statement for next year's annual meeting, the Company must receive a recommendation no later than January 13, 2005. Such recommendation should be sent to the attention of Bruce
J. Beck, Corporate Secretary, and should contain the following information: (a) the name, age, business address and, if known, residence address of each nominee recommended, (b) the principal occupation or employment of each such nominee,
(c) the number of shares of stock of the Company that are beneficially owned by each such nominee, and (d) a consent of the nominee agreeing to the nomination. Failure to provide the required information may result in the nomination being disregarded.

         A copy of the Company's 2003 Annual Report is being delivered with this Proxy Statement.

By Order of the Board of Directors

Bruce J. Beck
Secretary

Dated March 19, 2004

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                   APPENDIX A

                           COMMERCIAL BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

                Adopted by the Board of Directors on March, 2004.

         The Board of Directors (the "Board") of Commercial Bancshares, Inc.(the "Company") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this Charter to establish the governing principles of the Audit Committee ("Committee").

    I.   PURPOSE

         The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities, except those that are specifically related to the responsibilities of another committee of the Board, by overseeing and monitoring:

         1. The quality and objectivity of financial reports and other financial information provided by the Company to any governmental body or the public and the independent audit thereof.

         2. The Company's system of internal controls regarding finance, accounting and regulatory compliance.

         3. The material aspects of the Company's accounting and financial reporting process generally.

         4. The independence and performance of the Company's independent accountants.

         5. The compliance by the Company with legal and regulatory requirements.

              The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

    II.  SCOPE

              While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles ("GAAP"). The responsibility to plan and conduct audits is that of the Company's independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board of Directors of the Company and its Committee. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Committee to assure the Company's compliance with laws and regulations or compliance with the Company's code of ethics. The primary responsibility for these matters also rests with the Company's management.

              In order to fulfill its oversight responsibility to shareholders and the investment community, the Committee must be capable of conducting free and open discussions with management, independent accountants, employees and others regarding the quality of the financial statements and the system of internal controls.

    III. RESPONSIBILITIES AND DUTIES

         A.       General Responsibilities

                  To carry out its purposes, the responsibilities of the Committee shall be as follows:

                  1. Maintain open communications with the independent accountants, executive management and the Board.

                  2. Review the financial results presented in all reports filed with the Securities and Exchange Commission ("SEC").

                  3. Review all reports issued through regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company's financial statements, operations, compliance policies and programs.

                  4. Review and reassess the adequacy of the Committee's Charter at least annually and recommend any changes to the full Board of Directors.

                  5. Take any other actions required by the Committee by law, applicable regulations, or as requested by the Board.

                  In discharging its duties hereunder, the Committee shall have the authority to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

         B. Responsibilities Regarding the Engagement of the Independent Accountants

                  1. The committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountant shall report directly to the Committee.

                  2.       Ensure the independence of the independent accounts
                           by:

                           a. Having the independent accountant deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company's independent accountants.

                           b. Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A
                                    (i)(B) of the Securities Exchange Act of
                                    1934 (the "Exchange Act"). The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

                           c. Ensuring the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

                           d. Overseeing compliance with the guidelines relating to the Company's hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

         C. Responsibilities for Reviewing the Annual External Audit and the Financial Statements

                  The Committee will:

                  1. Request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

                  2. Review with management significant risks and exposures identified by management and management's steps to minimize them.

                  3. Review the scope of the external audit with the independent accountants.

                  4. Review with management and the independent accountants, as appropriate:

                           a. The Company's internal controls, including computerized information system controls and security.

                           b.       The Company's significant accounting
                                    policies.

                           c. The audited annual financial results and the Company's quarterly financial statements before they are made public.

                           d. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

                           e. Material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

                  5. After the completion of the annual audit examination, or as needed throughout the year, discuss with management and the independent accountants:

                           a. The Company's annual financial statements and related footnotes including any adjustments to such statements recommended by the independent accountants.

                           b. Any significant findings and recommendations made by the independent accountants with respect to the Company's financial policies, procedures and internal accounting controls together with management's responses thereto.

                           c.       The qualitative judgments about the
                                    appropriateness and acceptability of
                                    accounting principles, financial disclosures and underlying estimates.

                           d. Any significant difficulties or disputes with management encountered during the course of the audit.

                           e. Any other matters about the audit procedures or findings that Generally Accepted Accounting Standards ("GAAS") require the auditors to discuss with the Committee.

                           f.       The form of opinion the independent
                                    accountants propose to render to the Board and the Committee and shareholders.

                  6. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

                  7. Recommend to the Board of Directors whether to include the audited financial statements in the Company's Form 10-K.

                  8. Issue for public disclosure by the Company the report required by the rules of the SEC.

         D.       Compliance Oversight Responsibilities

                  1. Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

                  2. Administer the Company's procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    IV.  COMMITTEE MEMBERSHIP

              The Committee shall be comprised of three or more directors as determined by the Board, each of whom:

                  1. Shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

                  2. Shall be or shall become (within a reasonable period of time after his or her appointment) "financially literate," as such qualification is interpreted by the Board.

                  3. Shall have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         The members of the Committee shall meet any applicable experience requirements of the rules of the Nasdaq market. In addition, at least one member of the Committee shall have accounting or related financial management experience.

         The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

    V.   MEETINGS

         The Committee shall meet at least four times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the independent accountants at their request to discuss the interim financial results.

    VI. COMPLAINTS ON ACCOUNTING, INTERNAL ACCOUNTING CONTROLS AND AUDITING MATTERS

         1. Commercial Bancshares, Inc. has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, and auditing matters. These procedures are contained in the Company's Code of Ethics Policy.

                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 2004. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received notice of the Annual Meeting (the "Meeting") of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the "Company"), to be held at 4:30 p.m. local time on Wednesday, April 14, 2004, hereby designates and appoints Hazel D. Franks, Deborah J. Grafmiller, and William E. Ruse, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, without par value, of the Company held of record by the undersigned on February 20, 2004, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

         1. ELECTION OF DIRECTORS. To elect the following four (4) nominees as Class I Directors: EDWIN G. EMERSON, DEBORAH J. GRAFMILLER, MICHAEL A. MASTRO, DOUGLAS C. SMITH

                        ______________ FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)

                        ______________ WITHHOLD AUTHORITY FOR ALL NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE :

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES.

         THIS PROXY WILL BE VOTED (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

         Please sign the Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

                                            Dated:

Number of Shares
                 -----------------------    ----------------------------------
                                            Printed Name of Shareholder

                                            ----------------------------------
                                            Signature of Shareholder

                                            ----------------------------------
                                            Signature of Shareholder (if held
                                            jointly)

                    PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY.